Exhibit 10.1 (Part 1 of 3)

April 25, 2019

Project 1192066

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2018 (the “Form 20-F”), under the heading “Exploration and Production (Reserves),” and to the filing of our audit letter dated April 15, 2019, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2018, for 37 fields located in the Veracruz business units in the Northern region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

/s/ CHAD P. LEMKE, P. ENG.
Chad P. Lemke, P. Eng.
Vice President

CPL/jem

Attachments

4100, 400 – 3rd Ave SW Calgary, AB, Canada T2P 4H2 | tel 403-266-9500 | gljpc.com

Exhibit 10.1 (Part 2 of 3)

April 25, 2019

Project 1192058

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2018 (the “Form 20-F”), under the heading “Exploration and Production (Reserves),” and to the filing of our audit letter dated April 15, 2019, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2018, for 105 fields located in the Burgos business units in the Northern region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

/s/ CHAD P. LEMKE, P. ENG.
Chad P. Lemke, P. Eng.
Vice President

CPL/jem

Attachments

4100, 400 – 3rd Ave SW Calgary, AB, Canada T2P 4H2 | tel 403-266-9500 | gljpc.com

Exhibit 10.1 Part (3 of 3)

April 25, 2019

Project 1192030

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2018 (the “Form 20-F”), under the heading “Exploration and Production (Reserves),” and to the filing of our audit letter dated April 15, 2019, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2018, for 39 fields located in the Samaria-Luna and Bellota-Jujo business units in the Southern region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

/s/ LEONARD L. HERCHEN, P. ENG.
Leonard L. Herchen, P. Eng.
Vice President

LLH/jem

Attachments

4100, 400 – 3rd Ave SW Calgary, AB, Canada T2P 4H2 | tel 403-266-9500 | gljpc.com